------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                             STRATEGIC INCOME FUND
------------------------------------------------------------------------------

    Van Kampen American Capital Strategic Income Fund (the "Fund") is a non-diversified, open-end management investment company, commonly known as a mutual fund. The Fund's primary investment objective is to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund will seek to achieve its investment objectives by investing primarily in a portfolio of income securities selected by Van Kampen American Capital Investment Advisory Corp., the Fund's investment adviser (the "Adviser"), from the following market sectors: U.S. government securities; domestic investment grade income securities; domestic lower grade income securities; foreign investment grade income securities; and foreign lower grade income securities. The Adviser will allocate the Fund's investments among these market sectors based on its evaluation of the relative investment opportunities and investment risks presented by such sectors from time to time. Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. dollar-denominated income securities and at least 40% of the Fund's total assets will be invested in U.S. government securities and investment grade rated income securities. The Fund is organized as a separate series of Van Kampen American Capital Trust (the "Trust").

    A substantial portion of the Fund's assets may be invested in lower grade income securities, including securities of issuers in emerging market countries and
                                                        (Continued on next page)
                               ------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated October 28, 1997, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device For the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials at the SEC's internet web site (http: //www.sec.gov).
                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------
                   THIS PROSPECTUS IS DATED OCTOBER 28, 1997.

(Continued from previous page)

securities rated in the lowest rating category. Investment in lower grade income securities involves significant risks. Lower grade securities commonly are referred to as "junk bonds." The Fund borrows money for investment purposes which will create the opportunity for increased return but also involves special risks. The Fund is allowed to invest in derivative mortgage-backed securities, as described in "Investment Objectives and Policies--Portfolio Securities--Mortgage-Backed and Asset-Backed Securities," without limitation. In addition, the Fund may invest up to 20% of total assets in defaulted bank loans. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. See "Investment Objectives and Policies--Special Risk Factors" and "Investment Practices--Use of Leverage."

  This Prospectus sets forth information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

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                               TABLE OF CONTENTS
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
                                                                PAGE
                                                                ----
Prospectus Summary..........................................      4
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      8
The Fund....................................................     10
Investment Objectives and Policies..........................     10
Investment Practices........................................     21
Investment Advisory Services................................     26
Alternative Sales Arrangements..............................     28
Purchase of Shares..........................................     30
Shareholder Services........................................     40
Redemption of Shares........................................     44
Distribution and Service Plans..............................     46
Distributions from the Fund.................................     48
Tax Status..................................................     50
Fund Performance............................................     51
Description of Shares of the Fund...........................     52
Additional Information......................................     53

  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

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                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Strategic Income Fund (the "Fund") is a separate, non-diversified series of Van Kampen American Capital Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVES. The Fund's primary investment objective is to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. There is no assurance the Fund will achieve its investment objectives. See "Investment Objectives and Policies."

INVESTMENT POLICIES. The Fund seeks to achieve its investment objectives by investing primarily in a portfolio of income securities selected by the Fund's investment adviser from the following market sectors: U.S. government securities; domestic investment grade income securities; domestic lower grade income securities; foreign investment grade income securities; and foreign lower grade income securities. See "Investment Objectives and Policies" and "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

PURCHASE OR SALE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares." For information on redeeming shares see "Redemption of Shares".

INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.

SPECIAL RISK FACTORS. A substantial portion of the Fund's assets may be invested in lower grade income securities, including securities of issuers in emerging market countries and securities rated in the lowest ratings category. Lower grade income securities commonly are referred to as "junk bonds." Investment in lower grade income securities involves significant risks. The Fund intends to borrow money for investment purposes which will create the opportunity for increased return but also involves special risks. The Fund is also allowed to invest in derivative mortgage-backed securities and defaulted bank loans. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. See "Investment Objectives and Policies--Special Risk Factors" and "Investment Practices -- Use of Leverage".

  THE FOREGOING IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED
              INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

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SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                 CLASS A      CLASS B        CLASS C
                                 SHARES        SHARES         SHARES
                                 -------      -------        -------
Maximum sales charge imposed on
  purchases (as a percentage of
  the offering price)..........   4.75%(1)      None           None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of the
  offering price)..............    None       None(3)        None(3)
Deferred sales charge (as a
  percentage of the lesser of
  the original purchase price
  or redemption proceeds)......    None(2)      Year           Year
                                              1--4.00%       1--1.00%
                                                Year       After--None
                                              2--3.75%
                                                Year
                                              3--3.50%
                                                Year
                                              4--2.50%
                                                Year
                                              5--1.50%
                                                Year
                                              6--1.00%
                                            After--None
Redemption fees (as a
  percentage of amount
  redeemed)....................    None         None           None
Exchange fees..................    None         None           None

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(1) Reduced on investments of $100,000 or more. See "Purchase of Shares -- Class
    A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 million or more."

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

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ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                             CLASS A    CLASS B     CLASS C
                                             SHARES     SHARES      SHARES
                                             -------    -------     -------
Management Fees (as a percentage of
  average daily net assets)(1).............   1.00%       1.00%      1.00%
12b-1 Fees (as a percentage of
  average daily net assets)(2).............   0.25%       1.00%(5)   1.00%(5)
Other Expenses:
  Miscellaneous Other Expenses
    (as a percentage of
    average daily net assets; after expense
    reimbursement)(3)......................   0.56%       0.57%      0.56%
  Interest Expenses (as a percentage of
    average daily net assets)(4)...........   1.99%       1.98%      1.98%
Total Other Expenses (as a percentage of
  average daily net assets; after expense
  reimbursement)(3)(4).....................   2.55%       2.55%      2.54%
Total Expenses (as a percentage of
  average daily net assets; after expense
  reimbursement)(3)(4).....................   3.80%       4.55%      4.54%

------------------------------------------------------------------------------
(1) Represents the effective management fee as a percent of average daily net assets. Management fees are based on a percentage of average daily managed assets. For purposes of determining the management fee, "average daily managed assets" means the average daily value of the Fund's aggregate assets, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund.
(2) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge for distribution related expenses. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation. See "Distribution and Service Plans."
(3) Absent the Adviser's waiver or reimbursement of certain expenses of the Fund "Total Other Expenses" would have been 2.60% for Class A Shares, 2.59% for Class B Shares and 2.59% for Class C Shares and the "Total Expenses" would have been 3.85% for Class A Shares, 4.59% for Class B Shares and 4.59% for Class C Shares.
(4) The Fund incurred financing expenses related to borrowings for investment purposes. Borrowings provide the opportunity for increased net income, but may increase the Fund's investment risk. "Total Expenses" without regard to the interest expense would have been 1.81%, 2.57% and 2.56% for each of the Class A Shares, Class B Shares and Class C Shares, respectively. See "Financial Highlights" and "Investment Objectives and Policies -- Special Risk Factors."
(5) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense of NASD Rules.

EXAMPLE:

                                                ONE     THREE    FIVE      TEN
                                                YEAR    YEARS    YEARS    YEARS
                                                ----    -----    -----    -----
You would pay the following expenses on a
  $1,000 investment, assuming (i) an
  operating expense ratio of 3.80% for Class
  A Shares, 4.55% for Class B Shares and
  4.54% for Class C Shares, (ii) 5.00%
  annual return and (iii) redemption at the
  end of each time period:
  Class A Shares............................    $84     $158     $234     $432
  Class B Shares............................    $86     $172     $245     $450*
  Class C Shares............................    $56     $137     $230     $465
You would pay the following expenses on the
  same $1,000 investment assuming no
  redemption at the end of each period:
  Class A Shares............................    $84     $158     $234     $432
  Class B Shares............................    $46     $137     $230     $450*
  Class C Shares............................    $46     $137     $230     $465

------------------------------------------------------------------------------

* Based on conversion to Class A Shares after eight years.

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment purposes. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. Fees currently waived or expenses reimbursed by the Adviser may not continue; accordingly, future expenses as projected may increase. Class B Shares acquired through the exchange privilege are subject to the relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for one share outstanding throughout the periods indicated)
--------------------------------------------------------------------------------
The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for each of the periods indicated and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.

                                                                             CLASS A SHARES
                                                             -----------------------------------------------
                                                                                                 FROM
                                                                                           DECEMBER 31, 1993
                                                                     YEAR ENDED              (COMMENCEMENT
                                                                      JUNE 30,               OF INVESTMENT
                                                             ---------------------------    OPERATIONS) TO
                                                              1997      1996      1995       JUNE 30, 1994
                                                              ----      ----      ----     -----------------
Net Asset Value, Beginning of the Period...................  $12.065    11.704   $11.975        $14.300
                                                             -------   -------   -------        -------
 Net Investment Income.....................................    1.019     1.013      .657           .566
 Net Realized and Unrealized Gain/Loss.....................     .714      .446      .272         (2.391)
                                                             -------   -------   -------        -------
Total from Investment Operations...........................    1.733     1.459      .929         (1.825)
                                                             -------   -------   -------        -------
Less:
 Distributions from and in Excess of Net Investment
   Income..................................................    1.020     1.098      .793           .500
 Return of Capital Distributions...........................      -0-       -0-      .407            -0-
                                                             -------   -------   -------         ------
Total Distributions........................................    1.020     1.098     1.200           .500
                                                             -------   -------   -------         ------
Net Asset Value, End of the Period.........................  $12.778   $12.065   $11.704        $11.975
                                                             =======   =======   =======         ======

                                                                             CLASS B SHARES
                                                             -----------------------------------------------
                                                                                                 FROM
                                                                                           DECEMBER 31, 1993
                                                                     YEAR ENDED              (COMMENCEMENT
                                                                      JUNE 30,               OF INVESTMENT
                                                             ---------------------------    OPERATIONS) TO
                                                              1997      1996      1995       JUNE 30, 1994
                                                              ----      ----      ----     -----------------
Net Asset Value, Beginning of the Period...................  $12.069   $11.706   $11.968        $14.300
                                                             -------   -------   -------         ------
 Net Investment Income.....................................     .920      .926      .585           .515
 Net Realized and Unrealized Gain/Loss.....................     .717      .443      .245         (2.392)
                                                             -------   -------   -------         ------
Total from Investment Operations...........................    1.637     1.369      .830         (1.877)
                                                             -------   -------   -------         ------
Less:
 Distributions from and in Excess of Net Investment
   Income..................................................     .927     1.006      .722           .455
 Return of Capital Distributions...........................      -0-       -0-      .370            -0-
                                                             -------   -------   -------         ------
Total Distributions........................................     .927     1.006     1.092           .455
                                                             -------   -------   -------         ------
Net Asset Value, End of the Period.........................  $12.779   $12.069   $11.706        $11.968
                                                             =======   =======   =======         ======

                                                                             CLASS C SHARES
                                                             -----------------------------------------------
                                                                                                 FROM
                                                                                           DECEMBER 31, 1993
                                                                     YEAR ENDED              (COMMENCEMENT
                                                                      JUNE 30,               OF INVESTMENT
                                                             ---------------------------    OPERATIONS) TO
                                                              1997      1996      1995       JUNE 30, 1994
                                                              ----      ----      ----     -----------------
Net Asset Value, Beginning of the Period...................  $12.059   $11.699   $11.966        $14.300
                                                             -------   -------   -------         ------
 Net Investment Income.....................................     .913      .944      .598           .509
 Net Realized and Unrealized Gain/Loss.....................     .723      .422      .227         (2.388)
                                                             -------   -------   -------         ------
Total from Investment Operations...........................    1.636     1.366      .825         (1.879)
                                                             -------   -------   -------         ------
Less:
 Distributions from and in Excess of Net Investment
   Income..................................................     .927     1.006      .722           .455
 Return of Capital Distributions...........................      -0-       -0-      .370            -0-
                                                             -------   -------   -------         ------
Total Distributions........................................     .927     1.006     1.092           .455
                                                             -------   -------   -------         ------
Net Asset Value, End of the Period.........................  $12.768   $12.059   $11.699        $11.966
                                                             =======   =======   =======         ======

                                                   (Continued on following page)

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- continued (for one share outstanding throughout the periods indicated)
--------------------------------------------------------------------------------

                                                    CLASS A SHARES                          CLASS B SHARES
                                    -----------------------------------------------   ---------------------------
                                                                        FROM
                                                                  DECEMBER 31, 1993
                                            YEAR ENDED              (COMMENCEMENT             YEAR ENDED
                                             JUNE 30,               OF INVESTMENT              JUNE 30,
                                    ---------------------------    OPERATIONS) TO     ---------------------------
                                     1997      1996      1995       JUNE 30, 1994      1997      1996      1995
                                     ----      ----      ----     -----------------    ----      ----      ----
Total Return*(a)..................   14.92%    12.92%     8.46%        (12.83%)**      13.98%    12.06%     7.62%
Net Assets at End of the Period
 (In millions)....................   $43.8     $33.8     $29.6          $24.5          $76.2     $61.9     $52.6
Ratio of Operating Expenses to
 Average Net Assets*..............    1.81%     1.84%     1.98%          1.88%          2.57%     2.59%     2.68%
Ratio of Interest Expense to
 Average Net Assets...............    1.99%     2.27%     2.38%           .96%          1.98%     2.26%     2.38%
Ratio of Net Investment Income to
 Average Net Assets*..............    8.12%     8.34%     5.88%          9.27%          7.33%     7.58%     5.30%
Portfolio Turnover................     474%      343%      253%           114%**         474%      343%      253%
 *  If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:
   Ratio of Operating Expenses to
    Average Net Assets............    1.86%     1.92%       N/A            N/A          2.61%     2.67%       N/A

   Ratio of Net Investment Income
    to Average Net Assets.........    8.07%     8.26%       N/A            N/A          7.28%     7.50%       N/A

                                     CLASS B SHARES                     CLASS C SHARES
                                    -----------------   -----------------------------------------------
                                          FROM                                              FROM
                                    DECEMBER 31, 1993                                 DECEMBER 31, 1993
                                      (COMMENCEMENT             YEAR ENDED              (COMMENCEMENT
                                      OF INVESTMENT              JUNE 30,               OF INVESTMENT
                                     OPERATIONS) TO     ---------------------------    OPERATIONS) TO
                                      JUNE 30, 1994      1997      1996      1995       JUNE 30, 1994
                                    -----------------    ----      ----      ----     -----------------
Total Return*(a)..................       (13.21%)**      13.99%    12.07%     7.53%        (13.21%)**
Net Assets at End of the Period
 (In millions)....................        $46.4           $3.8      $3.1      $1.7           $2.1
Ratio of Operating Expenses to
 Average Net Assets*..............         2.63%          2.56%     2.58%     2.69%          2.65%
Ratio of Interest Expense to
 Average Net Assets...............          .96%          1.98%     2.22%     2.38%           .95%
Ratio of Net Investment Income to
 Average Net Assets*..............         8.48%          7.31%     7.49%     5.92%          8.36%
Portfolio Turnover................          114%**         474%      343%      253%           114%**
 *  If certain expenses had not be
    would have been as follows:
   Ratio of Operating Expenses to
    Average Net Assets............           N/A          2.61%     2.66%       N/A            N/A
   Ratio of Net Investment Income
    to Average Net Assets.........           N/A          7.27%     7.41%       N/A            N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

(The following table presents Unaudited Information).

                                                                                           AVERAGE MONTHLY
                                            AMOUNT OF DEBT    AVERAGE DAILY BALANCE OF    BALANCE OF SHARES     AVERAGE AMOUNT OF
              BANK BORROWING:               OUTSTANDING AT    DEBT OUTSTANDING DURING     OUTSTANDING DURING     DEBT PER SHARE
                  PERIOD                     END OF YEAR               PERIOD                   PERIOD            DURING PERIOD
              ---------------               --------------    ------------------------    ------------------    -----------------
Six Months Ended June 30, 1994.............  $19,574,968             $ 4,421,010              5,080,190              $0.870
Year Ended June 30, 1995...................  $28,496,055             $29,790,000              6,729,831              $4.427
Year Ended June 30, 1996...................  $15,913,433             $32,784,900              7,658,078              $4.281
Year Ended June 30, 1997...................  $50,983,397             $38,213,200              9,090,395              $4.204

                   See Financial Statements and Notes Thereto

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Strategic Income Fund (the "Fund") is a separate, non-diversified series of Van Kampen American Capital Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------------

  The Fund's primary investment objective is to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund will seek to achieve its investment objectives by investing primarily in a portfolio of income securities selected by the Adviser from the following market sectors: U.S. government securities; domestic investment grade income securities; domestic lower grade income securities; foreign investment grade income securities; and foreign lower grade income securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. dollar-denominated income securities and at least 40% of the Fund's total assets will be invested in U.S. government securities and investment grade rated income securities. A substantial portion of the Fund's assets (up to 60%) may be invested in lower grade income securities, including securities of issuers located in emerging market countries. The Fund may invest 100% of its total assets in asset-backed securities. Such investments involve significant risks. See "Investment Objectives and Policies -- Special Risk Considerations." The Fund is designed for investors willing to assume additional risk in return for the potential for high current income and capital appreciation. The Fund's investment objectives are fundamental and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the Fund will achieve its investment objectives.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  The Adviser will allocate the Fund's investments among market sectors based on its evaluation of the relative investment opportunities and investment risks presented by income securities in such sectors from time to time. See "Investment Objectives and Policies -- Allocation of Investments." Under normal market conditions, the Fund will invest at least 10% of its total assets in each of at least three market sectors. The Fund is not required to invest a minimum amount of its assets in any one market sector. The Fund does not intend to invest more than 25% of its total assets in any one industry or in income securities of issuers (including foreign governments) located in any single country other than the United States.

  Investment grade income securities are income securities rated at least BBB by Standard & Poor's Ratings Group ("S&P"), at least Baa by Moody's Investors Service, Inc. ("Moody's"), comparably rated by any other nationally recognized statistical rating organization ("NRSRO") or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality to income securities so rated. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's as medium grade obligations. Such securities are in the opinion of Moody's, neither highly protected nor poorly secured. Interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. Lower grade income securities are income securities rated BB or below by S&P, Ba or below by Moody's, comparably rated by any other NRSRO or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality to income securities so rated. Lower grade income securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower grade income securities involve a greater degree of credit risk than investment grade income securities. There is no minimum rating or comparable quality standard imposed on the Fund's investments and the Fund may purchase income securities that are rated D and that are in default in the payment of interest or repayment of principal. In S&P's view, the D rating category is used when interest payments or principal payments are not made on the date due even if an applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also is used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The Fund will not, however, invest in any security that does not provide for, or that is not current in the payment of, periodic interest or dividend distributions if as a result of such investment more than 20% of the Fund's total assets would, at the time of investment, be invested in such securities.

ALLOCATION OF INVESTMENTS

  The Adviser allocates the Fund's investments among various market sectors based on the Adviser's assessment of the relative investment opportunities and investment risks presented by income securities in such sectors from time to time. The Adviser believes that, over time, market sectors become undervalued relative to the risks of investing in such sectors due to actual or perceived changes in interest rate cycles, business or economic conditions, rates of inflation, currency relationships, political factors, investor demand, new issue or secondary market supply and other factors. Accordingly, the relative investment performance of the various market sectors change over time, with the best performing sectors frequently changing from year to year. The Adviser seeks to take advantage of these changes by allocating a greater proportion of the Fund's assets to those market sectors that the Adviser believes are undervalued. If successful, this strategy may enable the Fund to achieve a higher level of investment return over time than if the Fund invested exclusively in one market sector or if the Fund allocated a fixed proportion of its assets to each market sector. In addition, the Fund has a policy of investing, under normal market conditions, a portion of its assets in each of at least three market sectors. This policy may, over time, enable the Fund to experience less volatility in income and net asset value than if the Fund invested exclusively in one market sector. The Fund is, however, more dependent on the Adviser's ability to successfully evaluate the relative values of various market sectors as compared to an investment company that does not seek to adjust market sector allocations over time.

  The Adviser dedicates at least one portfolio manager to the continuing analysis of each market sector in which the Fund may invest. Peter W. Hegel, the Adviser's Chief Investment Officer, makes market sector investment allocation decisions for the Fund based on recommendations made by such portfolio managers responsible for each market sector. Once assets are allocated to a particular sector, the portfolio manager responsible for such sector selects the Fund's investments within that sector and monitors such investments on an ongoing basis, subject to the continuing supervision and authority of Mr. Hegel. Market sector allocations may be adjusted at any time and are formally reviewed at least monthly.

MARKET SECTORS

  U.S. GOVERNMENT SECURITIES. U.S. government securities are obligations issued or guaranteed by the U.S. government or its agencies, instrumentalities or political subdivisions (collectively "agencies"). These obligations may be either direct obligations of the U.S. Treasury or obligations issued or guaranteed by U.S. government agencies. Of the obligations issued or guaranteed by agencies, some are backed by the full faith and credit of the U.S. government and others are backed only by the right of the issuer to borrow from the U.S. Treasury. U.S. government securities generally are not rated, but are generally considered to be of at least the same credit quality as privately issued securities rated in the highest investment grade rating categories.

  DOMESTIC INVESTMENT GRADE INCOME SECURITIES. Domestic investment grade income securities are income securities of domestic issuers rated investment grade or, if not rated, determined by the Adviser to be of comparable quality to investment grade rated securities. Such securities are issued primarily by domestic corporations.

  DOMESTIC LOWER GRADE INCOME SECURITIES. Domestic lower grade income securities are income securities of domestic issuers rated below investment grade or, if not rated, determined by the Adviser to be of comparable quality to securities rated below investment grade. Lower grade income securities commonly are referred to as "junk bonds." Such securities are issued primarily by domestic corporations. Investment in lower grade income securities involves certain risks. See "Investment Objectives and Policies -- Special Risk Considerations."

  FOREIGN INVESTMENT GRADE INCOME SECURITIES. Foreign investment grade income securities are income securities issued by non-domestic issuers and rated investment grade or, if not rated, determined by the Adviser to be of comparable quality to income securities rated investment grade. Such securities may include income securities issued or guaranteed by foreign governments or their agencies, central banks of foreign countries, supranational entities, such as the International Bank for Reconstruction and Development, and corporations or other business entities. Foreign investment grade income securities may be denominated in any currency and include U.S. dollar denominated income securities sold in the United States (commonly known as "Yankee bonds") and income securities denominated in U.S. dollars or other currencies and sold outside the United States (commonly referred to as "Eurobonds"). As of the date of this prospectus, most foreign investment grade income securities are issued by issuers located in more developed countries, including Canada, Japan, Australia, New Zealand and several Western European countries.

  FOREIGN LOWER GRADE INCOME SECURITIES. Foreign lower grade income securities are income securities issued by non-domestic issuers and rated below investment grade or, if not rated, determined by the Adviser to be of comparable quality to income securities rated below investment grade. Lower grade income securities commonly are referred to as "junk bonds." Such securities may include income securities issued or guaranteed by foreign governments or their agencies, central banks of foreign countries and corporations or other business entities. Investments in this sector may include interests or assignments in nonperforming or restructured income securities. Issuers of foreign lower grade income securities frequently will be located in emerging market countries, including countries in Latin America, Eastern Europe, Africa and much of Asia. Investment in emerging market countries involves significant risks. See "Investment Objectives and Policies -- Special Risk Considerations."

PORTFOLIO SECURITIES

  As used in this prospectus, the term "income securities" includes: fixed or variable rate bonds, notes, bills or debentures; mortgage backed securities; asset backed securities; stripped income securities; convertible securities; zero coupon or deferred payment securities; payment in kind securities; preferred stock; dividend paying common stock; warrants and other equity securities acquired as units together with other income securities; bank debt obligations; short-term paper; loan participations and assignments; assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other income securities and securities whose principal or interest payments are indexed to changes in the values of currencies, interest rates, commodities or a basket of securities. The Fund may invest in income securities of any maturity and denominated in any currency. At least 65% of the Fund's total assets will be invested in U.S. dollar denominated securities. Following is a brief description of some of the portfolio securities in which the Fund may invest. See the Statement of Additional Information for more information concerning these and other portfolio securities in which the Fund may invest.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities may be issued by the U.S. government or its agencies or by private entities. The yield characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal prepayments are made more frequently, usually monthly, and principal may be prepaid at any time. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities have structural characteristics similar to mortgage-backed securities, but have underlying assets such as automobile and credit card receivables and home equity loans. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

  STRIPPED INCOME SECURITIES. Stripped income securities are derivative obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities. In the case of mortgage backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment.

  FLOATING AND VARIABLE RATE INCOME SECURITIES. Income securities may provide for floating or variable rate interest or dividend payments. The Fund may invest in derivative floating and variable rate securities such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

  DISCOUNT, ZERO COUPON SECURITIES AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity. Such securities include "zero coupon" and payment-in-kind securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, zero coupon and payment-in-kind securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Even though the holder of a zero coupon bond or a payment-in-kind security does not receive cash interest payments prior to maturity, a portion of the purchase price discount must be accrued as income each year under current federal tax law. In order to generate sufficient cash to make distributions, the Fund may have to dispose of securities that it would otherwise continue to hold, which, in some cases, may be disadvantageous to the Fund.

  PREMIUM SECURITIES. The fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. Although such securities bear coupon rates higher than prevailing market rates, because they are purchased at a price in excess of par value, the yield earned by the Fund on such investments may not exceed prevailing market yields. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund may recognize a capital loss. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

  CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

  EQUITY FEATURES. Income securities may involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits). At times, the Fund may also acquire warrants and other equity securities in connection with the purchase of income securities.

  BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

  OTHER SOVEREIGN-RELATED DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government or agency and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in interests in entities organized and operated for the purpose of restructuring the investment characteristics of other income securities. This type of restructuring involves the deposit with or purchase by an entity of income securities (such as bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions.

  PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Certain of the Fund's direct investments, particularly in emerging foreign markets, may include investments in smaller, less seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

  INDEXED INCOME SECURITIES. The Fund may invest in income securities that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding.

SPECIAL RISK FACTORS

  INVESTMENTS IN INCOME SECURITIES. The value of the income securities held by the Fund, and thus the net asset value of the shares, generally will fluctuate with (i) changes in the perceived creditworthiness of the issuers of those securities, (ii) movements in interest rates, and (iii) changes in the relative values of the currencies in which the Fund's investments are denominated with respect to the U.S. dollar. Many of the income securities in which the Fund will invest have long maturities. A longer average maturity generally is associated with a higher level of volatility in market value in response to changes in interest rates. In addition, securities issued at a discount, such as certain types of Brady Bonds and zero coupon obligations, may be subject to greater fluctuations in market value in response to changes in interest rates.

  The Fund may invest in derivative income securities such as stripped income securities, inverse floaters, range floaters and capped floaters. Investment in such securities involves special risks as compared to investment in conventional floating or variable rate income securities. The extent of increases and decreases in the value of such securities and the corresponding changes to the per share net asset value of the Fund in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate income security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed than the markets for conventional floating or variable rate income securities.

  INVESTMENT IN LOWER GRADE INCOME SECURITIES. A substantial portion of the Fund's assets may be invested in lower grade securities, commonly referred to as "junk bonds." Debt securities rated BB or below by S&P or below Ba by Moody's are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The lower grade income securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest or that have filed for bankruptcy protection. These securities are considered to have extremely poor prospects of ever attaining any real investment standing. See the Statement of Additional Information for a more complete description of S&P and Moody's ratings. Lower grade income securities are especially subject to adverse changes in general economic conditions, the industries in which the issuers are engaged, the financial condition of the issuers and prevailing interest rates. Issuers of lower grade securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Lower grade income securities are generally unsecured and are often subordinated to other income securities of the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and, with respect to foreign lower grade income securities, may have limited legal recourse in the event of a default. Lower grade income securities frequently have call or buy-back features which permit an issuer to call or repurchase the security prior to its maturity. If an issuer exercises these provisions in a declining interest rate environment, the Fund may have to reinvest in lower yielding securities, resulting in a decrease in income earned by the Fund.

  The table below sets forth the percentages of the Fund's assets invested as of June 30, 1997 in the various Moody's and S&P rating categories and in unrated securities determined by the Adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all debt securities held by the Fund during the 1997 fiscal year computed on a monthly basis.

                                                              UNRATED SECURITIES OF
                                         RATED SECURITIES      COMPARABLE QUALITY
               RATING                  (AS A PERCENTAGE OF     (AS A PERCENTAGE OF
              CATEGORY                   PORTFOLIO VALUE)       PORTFOLIO VALUE)
              --------                 -------------------    ---------------------
AAA/Aaa..............................         20.3%                    0.0%
AA/Aa................................          6.4%                    1.3%
A/A..................................          6.3%                    0.2%
BBB/Baa..............................         14.2%                    4.1%
BB/Ba................................         22.9%                   12.8%
B/B..................................          9.7%                    1.8%
CCC/Caa..............................          0.0%                    0.0%
CC/Ca................................          0.0%                    0.0%
C/C..................................          0.0%                    0.0%
D....................................          0.0%                    0.0%
                                             ------                  ------
Percentage of Rated and Unrated
  Debt Securities....................         79.8%                   20.2%
                                             ======                  ======

  DEFAULTED SECURITIES. The Fund may invest in defaulted securities. Defaulted securities are securities with respect to which payment of interest or repayment of principal is in arrears. Any investment in defaulted securities primarily would be intended to benefit the Fund's investment objective with respect to capital appreciation and not its investment objective with respect to providing a high level of current income. Defaulted securities may be less liquid than investments in more highly rated securities and the Fund may be unable to dispose of such securities in a timely fashion. Investment in defaulted securities should be considered speculative. Defaulted securities may not resume payment of interest or repayment of principal in accordance with the terms of the original obligation and the Fund may not recoup its investment in such securities.

  INVESTMENTS IN FOREIGN INCOME SECURITIES. Investment in foreign income securities involves certain special risks not usually associated with investment in domestic income securities. In addition, the magnitude of such risks is generally greater with respect to investment in emerging market countries. Investments in foreign income securities involve risks relating to political and economic developments abroad. With respect to many foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political instability, increased governmental regulation, social instability or diplomatic developments (including armed conflict) which could adversely affect the economies of such countries or the value of the Fund's investments in those countries. Foreign investment in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market income securities and increase the costs and expenses of the Fund. Disclosure, accounting and regulatory standards in many respects are less stringent in many countries than in the U.S and there may be less publicly available information concerning foreign issuers than there is with respect to domestic issuers. In addition, there may be less timely and accurate information with respect to general economic conditions and trends in countries in which issuers of foreign income securities are located, particularly in emerging market countries. There also may be a lower level of monitoring and regulation of securities markets and the activities of investors in such markets, and enforcement of existing regulations has in many instances been limited. Foreign markets also have different clearance and settlement procedures, and in certain markets settlement may fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. Because the Fund may invest in non-U.S. dollar-denominated securities, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders. The exchange rates between the U.S. dollar and other currencies can be volatile. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign income, withholding or other, which would reduce the Fund's total return on such investments and the amounts available for distribution by the Fund to its shareholders.

  SOVEREIGN DEBT. The issuer of sovereign debt or the governmental authorities that control the repayment of sovereign debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors.

  LEVERAGE. The Fund may borrow for investment purposes in an amount equal to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The use of leverage creates the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's investment risk, including the potential for greater volatility in the Fund's net asset value and net income available for distribution to shareholders.

  RESTRICTED AND ILLIQUID SECURITIES. Subject to limitations under state law, the Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may find it difficult to sell such illiquid securities when the Adviser believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more liquid. The lack of a liquid secondary market also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating net asset value. These risks may be intensified in the case of securities issued by issuers located in, or traded in capital markets located in, emerging foreign markets. Such securities may trade infrequently and such markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings impossible at times, particularly in times of economic distress. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust will not be treated as restricted or illiquid securities by the Fund for purposes of the investment limitation set forth above.

  NON-DIVERSIFIED STATUS. The Fund has registered as a non-diversified investment company, which means that the Fund may invest to a greater degree in a relatively limited number of issuers than may a diversified investment company. To the extent that the Fund so invests, the Fund will be more susceptible to any single adverse economic, political or regulatory occurrence.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund also may engage in strategic transactions, enter into currency transactions, purchase and sell securities on a "when issued" and "delayed delivery" basis, borrow money from banks, enter into repurchase and reverse repurchase agreements, engage in dollar rolls and lend its portfolio securities, in each case subject to the limitations set forth below. These investment practices entail risks. See the Statement of Additional Information for a more complete discussion of these practices.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments and purchase and sell financial futures contracts and enter into various interest rate and currency transactions such as forward contracts, futures contracts, swaps, caps, floors or collars or options on currencies or futures. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective interest rate exposure of the Fund's portfolio, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Strategic Transactions may also be used to enhance potential gain, although no more than 5% of the Fund's assets will be committed to certain Strategic Transactions for non-hedging transactions. The use of Strategic Transactions for non-hedging purposes should be considered a speculative technique. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The Fund may also invest in income securities the terms of which include elements of or are similar in effect to Strategic Transactions in which the Fund may engage. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" purchase basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher or lower than yields on the such securities obtained pursuant to such transactions.

  SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund is obligated to collateralize its obligation to replace the borrowed security with cash, U.S. government securities or other highly liquid securities. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The short sale of a security is considered a speculative investment technique.

  The market value of the security sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders.

  USE OF LEVERAGE. The Fund is authorized to borrow money from banks for investment purposes in an amount up to 33 1/3% of its total assets (including the amount of the borrowing). The Fund is also authorized to borrow an additional 5% of its total assets from any person without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions, the payment of dividends and share repurchases. The use of leverage will provide the opportunity for increased net income, but also should be considered a speculative technique and may increase the Fund's investment risk.

  Borrowing will exaggerate changes in the net asset value of the shares and in the yield on the Fund's portfolio, which may, in turn, result in increased volatility of the market price of the shares. Borrowing will create interest expenses for the Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that the Fund will have to pay in connection with such borrowing, the Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. See "Investment Objectives and Policies -- Special Risk Factors -- Leverage."

  BANK BORROWING. The Fund may borrow money from banks on a secured or unsecured basis, and may be required to pledge specific portfolio securities as collateral. The Fund may incur various fees and expenses in connection with bank borrowings, including initial facility fees, ongoing commitment fees and interest expenses. Loan agreements may include various covenants, including restrictions on certain investment practices in which the Fund might otherwise be permitted to engage. Bank borrowings constitute senior securities under the 1940 Act, and the Fund is required to maintain an asset coverage of at least 300% of the amount of any bank borrowing.

  DOLLAR ROLLS. Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund enters into a dollar roll, the Fund's custodian will segregate cash or liquid securities having a value not less than the forward purchase price. Dollar rolls will be considered borrowings and, accordingly, will be subject to the Fund's
33 1/3% limitation on borrowings.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, an approved custodian will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements will be considered borrowings and, accordingly, will be subject to the Fund's 33 1/3% limitation on borrowings.

  DEFENSIVE STRATEGIES. At times, conditions in the markets may, in the Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations.

  PORTFOLIO TURNOVER. Other than for tax purposes, frequency of portfolio turnover generally will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate may be in excess of 200%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses or dealer costs than a lower rate, which expenses and costs must be borne by the Fund and its shareholders. A high portfolio turnover rate may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover rate. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."

  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions set forth in the Statement of Additional Information which are fundamental policies. These investment restrictions together with the Fund's investment objectives cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund's other investment policies are not fundamental and may be changed without shareholder approval. See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The income securities in which the Fund may invest are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the managers, underwriters and dealers. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

  The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms, affiliated with the Fund, the Adviser or the Distributor and with firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee computed based on an annual rate applied to the average daily managed assets of the Fund as follows:

      AVERAGE DAILY MANAGED ASSETS         % PER ANNUM
      ----------------------------         -----------
First $500 million......................  0.75 of 1.00%
Next $500 million.......................  0.70 of 1.00%
Over $1 billion.........................  0.65 of 1.00%

For purposes of determining the investment advisory fee, "average daily managed assets" shall mean the average daily value of the Fund's aggregate assets, minus the sum of accrued liabilities other than the aggregate amount of any borrowings (whether from banks, through reverse repurchase agreements or dollar rolls, or otherwise) undertaken by the Fund.

  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer agent

(ACCESS Investor Services, Inc. ("ACCESS") a wholly-owned subsidiary of Van Kampen, American Capital) or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares of the Fund under the federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.

  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Asset Management, Inc.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. Peter W. Hegel is an Executive Vice President, Chief Investment Officer and Portfolio Manager of the Adviser. He has made market sector investment allocation decisions for the Fund since its inception based on recommendations made by portfolio managers responsible for each market sector. Mr. Hegel has been employed by the Adviser for the last five years. The Adviser dedicates at least one portfolio manager to the continuing analysis of each market sector in which the Fund may invest. Once assets are allocated to a particular sector, the portfolio manager responsible for such sector selects the Fund's investments within that sector and monitors such investments on an ongoing basis, subject to the continuing supervision and authority of Mr. Hegel.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and the aggregate distribution and services fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (Class A Shares accounts under $1 million) or (b) on a contingent deferred basis (Class A Share accounts over $1 million, Class B Shares and Class C Shares). Shares purchased subject to a contingent deferred sales charge (a "CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares which have a shorter CDSC period (discussed below). Investors should weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) generally, each class of shares has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares have a conversion feature and (v) certain class of shares have different shareholder service options available. Generally, a class of shares subject to a higher ongoing distribution fee and service fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."

  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) securities registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").
------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers three classes of shares to the public through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.

  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer or financial intermediary or with the Distributor, plus any applicable sales charge. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.

SALES CHARGE TABLE

                                                                      DEALER
                                                                    CONCESSION
                                                                     OR AGENCY
                                           TOTAL SALES CHARGE       COMMISSION
                                        -------------------------   -----------
                                        PERCENTAGE    PERCENTAGE    PERCENTAGE
         SIZE OF TRANSACTION            OF OFFERING     OF NET      OF OFFERING
          AT OFFERING PRICE                PRICE      ASSET VALUE      PRICE
-------------------------------------------------------------------------------
$100 but less than $100,000...........     4.75%         4.99%          4.25%
$100,000 but less than $250,000.......     3.75          3.90           3.25
$250,000 but less than $500,000.......     2.75          2.83           2.25
$500,000 but less than $1,000,000.....     2.00          2.04           1.75
$1,000,000 or more*...................        *             *              *
------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to brokers, dealers and financial intermediaries who initiate and are responsible for purchases of $1 million or more. See "Purchase of Shares -- Deferred Sales Charge Alternatives".

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or a single fiduciary account; or a "company" as defined in section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at a net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley, Dean Witter, Discover & Co. or any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national warehouse alliance programs.

  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (7) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.

  (8) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with ACCESS, the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment.

  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC schedule and holding period applicable to any CDSC Share acquired through the exchange privilege is determined by reference to the Participating Fund from which such Share was originally purchased.

  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).

  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell CDSC Shares without a sales charge being deducted at the time of purchase. The Distributor compensates brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial in-termediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. Class A Shares redeemed thereafter will not be subject to a CDSC.

  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                  CONTINGENT DEFERRED SALES CHARGE
                                                         AS A PERCENTAGE OF
YEAR SINCE PURCHASE                               DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------                               --------------------------------
First............................................               4.00%
      Second.....................................               3.75%
      Third......................................               3.50%
      Fourth.....................................               2.50%
      Fifth......................................               1.50%
      Sixth......................................               1.00%
      Seventh and after..........................               0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  Class C Shares. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.

  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a CDSC Share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.

NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class outstanding. The net asset value for the Fund is computed once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Trust.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of a Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of the Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange with a Participating Fund should obtain and read a current prospectus of such fund.

  To be eligible for exchanges, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund (the "original fund"). Upon redemption from the Participating Funds' complex of funds, Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the original fund.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another Fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.

  In cases of disability, the CDSC on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  GENERAL REDEMPTION INFORMATION. Redemption payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privileges") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of Class B Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such brokers, dealers or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1997, there were $3,118,545 and $5,694 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares representing 4.11% and 0.15% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSC.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare distributions on a daily basis and to pay such distributions from net investment income and principal attributable to each respective class of shares of the Fund on a monthly basis. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions to shareholders. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. Net investment income consists of all interest income, dividends, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund (including any interest payments required with respect to any borrowings by the Fund) attributable to the class of shares in question. Expenses of the Fund are accrued each day. Net realized long-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders at least annually. Distributions cannot be assured, and the amount of each monthly distribution may vary.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee or the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to a conversion feature.

  Investors will be entitled to begin receiving dividends on their shares on the business day after ACCESS receives payments for such shares. However, shares become entitled to dividends on the day ACCESS receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Persons wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. See "Shareholder Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  FEDERAL INCOME TAXATION. The Fund has qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (which includes tax-exempt income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may affect the amount, timing and character of distributions to shareholders.

  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gains dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. A portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by regulated investment companies and to sales and exchanges of interests in regulated investment companies, but no such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gains dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gains dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.

  GENERAL. The federal income tax discussion set forth above is for general information only and is qualified by reference to additional information contained in the Statement of Additional Information. Prospective investors should consult their advisors regarding the specific federal tax consequences of holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.
------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. or nationally recognized financial publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk or reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the public offering price for the same period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  Further information about the Fund's performance is contained in the Fund's Annual Report, Semi-Annual Report and Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).
------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. The Fund is permitted to issue an unlimited number of classes of shares. Other classes may be established from time to time in accordance with the Fund's Declaration of Trust.

  Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be held to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424.
VAN KAMPEN AMERICAN CAPITAL
  STRATEGIC INCOME FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
  INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor
VAN KAMPEN AMERICAN CAPITAL
  DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Strategic Income Fund

Custodian
STATE STREET BANK AND
  TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Strategic Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601
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                                STRATEGIC INCOME
                                      FUND

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                              P R O S P E C T U S

                                OCTOBER 28, 1997

         ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
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